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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2001


                 CHASE MANHATTAN CREDIT CARD MASTER TRUST 1996-3
                 -----------------------------------------------
                          (Exact name of registrant as
                            specified in its charter)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                             (Sponsor of the Trust)


        United States                 33-40006                22-2382028
----------------------------   ------------------------   --------------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


        802 Delaware Avenue, Wilmington, Delaware        19801
        ------------------------------------------    ------------
        (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5050

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Item 5.           Other Events:


         Chase Manhattan Credit Card Master Trust is the issuer of 1 outstanding series of asset backed certificates. The asset-backed certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of June 1, 1991, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as servicer, and Yasuda Bank and Trust Company (U.S.A.), as trustee.

         On January 16, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-3 certificates. Chase USA furnished a copy of the monthly certificateholders' report required by the Pooling and Servicing Agreement. Copies of those monthly certificateholders' reports are being filed as Exhibit 20.1 to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). The Chase Manhattan Bank ("Chase"), Chase USA and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. Chase USA does not believe that the revised charge-off policy will materially affect the interests of holders of the certificates.

Item 7(c).        Exhibits

                  Exhibits      Description
                  --------      --------------

                  20.1 Monthly Certificateholders' Statements with respect to the January 16, 2001 distribution.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2001

                            Chase Manhattan Credit Card Master Trust,

                            By: Chase Manhattan Bank USA, N.A.,
                            as Servicer



                             By: /s/ Patricia Garvey
                                -----------------------------
                             Name:  Patricia Garvey
                             Title: Vice President

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                              INDEX TO EXHIBITS
                              -----------------

Exhibit No.                   Description
-----------                   -----------------
20.1                          Monthly Certificateholders' Statement with respect
                              to the January 16, 2001 distribution to
                              Certificateholders for Series 1996-3